CURRENT REPORT FOR ISSUERS SUBJECT TO THE
1934 ACT REPORTING REQUIREMENTS

FORM 8-K

SECURITIES AND EXCHANGE COMMISSION
 Washington, DC 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

August 24, 2010
Date of Report
(Date of Earliest Event Reported)

GLOBAL CONDIMENTS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-164285	27-1458154
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

415 East Calder Way, State College, Pennsylvania 16801
(Address of principal executive offices (zip code)

(814) 237-0134
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

    Our Registration Statement on Form S-1 filed with the U.S. Securities and Exchange Commission became effective on July 10, 2010. Under the S-1, we offered for sale a minimum of 80,000 shares at $0.75 per share or $60,000 and a maximum of 666,667 shares at $0.75 or $500,000. On August 24, 2010, we had raised $60,675.75 which we then deposited in our account in accordance with the terms of our Registration Statement. All additional funds we raise will be deposited directly into our bank account.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    Form SB-1 and Amendments filed with the U.S. Securities & Exchange Commission, and available on their website, are incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL CONDIMENTS, INC.

By:   /s/  Charles C. Herlocher II

Charles C. Herlocher II
Chief Executive Officer

Dated:  August 25, 2010